UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 15, 2006

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

500 Kendall Street, Cambridge, Massachusetts  02142
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:
(617) 252-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On December 15, 2006, Genzyme Corporation entered into an amended and restated contract manufacturing agreement (the “Manufacturing Agreement”) with The Dow Chemical Company (“Dow”).  The Manufacturing Agreement is a long-term fixed-price supply agreement with Dow for the active pharmaceutical ingredient (“API”) for Genzyme renal products.  Genzyme is required to purchase minimum quantities of API. The minimums are based upon Genzyme’s estimated API requirements and are subject to increase as product sales increase and as Dow increases capacity of API.

The above summary of the Manufacturing Agreement is qualified in its entirety by reference to the Manufacturing Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d)   Exhibits.

10.1                           Amended and Restated Contract Manufacturing Agreement between The Dow Chemical Company and Genzyme Corporation signed December 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

Dated: December 21, 2006	By:	/s/ Peter Wirth
Peter Wirth
Executive Vice President; Chief Legal Officer